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                                                                 Exhibit 10.49


                            FORM OF LOCK-UP AGREEMENT


                                 January 1, 1999



Prison Realty Corporation
10 Burton Hills Boulevard
Nashville, Tennessee 37215

         Re: Shares of Capital Stock to be Issued by Prison Realty Corporation in Conjunction with the Merger by and between Corrections Corporation of America and CCA Prison Realty Trust

Ladies and Gentlemen:

         The undersigned understands that as a result of the merger (the "Merger") by and between CCA Prison Realty Trust, a Maryland real estate investment trust ("Prison Realty"), and Corrections Corporation of America, a Tennessee corporation ("CCA"), shares of capital stock held by the undersigned in either Prison Realty or CCA will be exchanged or converted into shares of capital stock (the "Capital Stock") of Prison Realty Corporation, a Maryland corporation ("New Prison Realty"). In consideration of the foregoing and in connection with the Merger, the undersigned, an employee or director of New Prison Realty, Correctional Management Services Corporation, a Tennessee corporation, Prison Management Services, Inc., a Tennessee corporation, or Juvenile and Jail Facility Management Services, Inc., a Tennessee corporation, hereby agrees that the undersigned will not, without the prior written approval of the New Prison Realty Board of Directors, offer for sale, sell, transfer, assign, pledge, hypothecate or otherwise dispose of, directly or indirectly, any Capital Stock or any security convertible into or exchangeable or exercisable for Capital Stock which the undersigned may beneficially own (within the meaning of Rule 13d-3 of the Securities and Exchange Act of 1934, as amended), nor enter into any agreement regarding the same, for a period of one year from the date of the Merger. The foregoing agreements shall be binding on the undersigned and the undersigned's respective heirs, personal representatives, successors and assigns.

         It is understood that if the Merger is not consummated this agreement shall terminate.

                                        Sincerely,

                                        Signature:
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                                        Print Name:
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